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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                               _________________


                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  September 19, 2001



                               _________________


                    GEMSTAR - TV GUIDE INTERNATIONAL, INC.
              (Exact Name of Registrant as Specified in Charter)


                 Delaware                                           0-26878                             95-4782077
(State or Other Jurisdiction of Incorporation)              (Commission File Number)                 (IRS Employer
                                                                                                    Identification No.)

                         135 North Los Robles Avenue,
                                   Suite 800
                          Pasadena, California 91101
                  (Address of Principal Executive Offices and
                                   Zip Code)


                                (626) 792-5700
              Registrant's telephone number, including area code


         (Former Name or Former Address, if Changed Since Last Report)
                               _________________




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ITEM 5. OTHER EVENTS.

       Gemstar-TV Guide International, Inc. today announced that its Board of Directors has approved the repurchase of up to $300 million of the Corporation's common stock, as conditions warrant. The text of the press release relating to the forgoing is attached hereto as Exhibit 99.1 and incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  EXHIBITS.

Exhibit No.        Description
-----------        -----------
99.1               Text of press release of Gemstar-TV Guide International, Inc.
                   issued September 19, 2001.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 19, 2001
                                  GEMSTAR -TV GUIDE INTERNATIONAL, INC.




                                               /s/ Elsie Ma Leung
                               _______________________________________________
                                                 Elsie Ma Leung
                                    Co-President, Co-Chief Operating Officer
                                          and Chief Financial Officer

                                       3
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                               INDEX OF EXHIBITS

Exhibit No.               Description
-----------               -----------
99.1                      Text of press release of Gemstar-TV Guide International, Inc. issued
                          September 19, 2001.

                                       4